UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2022

CBL & ASSOCIATES PROPERTIES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-12494	62-1545718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2030 Hamilton Place Blvd., Suite 500
Chattanooga, Tennessee		37421-6000
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 423 855-0001

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value, with associated Stock Purchase Rights	CBL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) In accordance with a CFO transition plan previously announced in a Current Report on Form 8-K filed on September 1, 2022 (the “9-1-2022 Form 8-K”) by CBL & Associates Properties, Inc. (herein the “Company” or “CBL”), effective as of 11:59 p.m. Eastern Time on December 31, 2022, Farzana Khaleel, ceased to serve as Executive Vice President – Chief Financial Officer and Treasurer of CBL. Benjamin W. Jaenicke, who originally was appointed Executive Vice President – Finance of CBL effective September 1, 2022, assumed the duties of Executive Vice President – Chief Financial Officer and Treasurer of the Company, effective January 1, 2023.

A description of Mr. Jaenicke’s professional experience prior to joining CBL is set forth in the 9-1-2022 Form 8-K and is incorporated herein by reference. A description of the terms of the Employment Agreement that the Company entered into with Mr. Jaenicke, as well as a related relocation allowance, also was set forth in the 9-1-2022 Form 8-K and is incorporated herein by reference. Mr. Jaenicke will continue to be compensated as Chief Financial Officer pursuant to the terms of his previously disclosed Employment Agreement.

The Company also previously announced in the 9-1-2022 Form 8-K that it expected to enter into a consulting arrangement with Ms. Khaleel to continue to provide certain advisory services in order to complete a smooth transition.

Effective as of December 31, 2022, the Company and Ms. Khaleel entered into the two agreements described below to formalize and document the terms of these arrangements.

Consulting Agreement

The terms of the Consulting Agreement the Company entered into with Ms. Khaleel may be summarized as follows:

•
Ms. Khaleel will be available, on reasonable notice, to consult with the Company and its personnel regarding the matters formerly under her oversight as an executive and Chief Financial Officer, to assist with the transition of such matters to other Company personnel and to provide related information and advice.
•
The Consulting Agreement will extend through June 30, 2023 (the “Extended Term”). The Company may terminate the Consulting Agreement as of March 31, 2023 (the “Initial Term”) by notice given on or before the last day of the Initial Term. Otherwise, the Consulting Agreement will continue through the Extended Term.
•
Ms. Khaleel shall receive the following compensation under the Consulting Agreement: (i) base compensation of $225,000, payable in three $75,000 monthly installments, for services rendered during the Initial Term; (ii) an Initial Term Incentive of $150,000 payable on April 17, 2023; (iii) base compensation of $225,000, payable in three $75,000 monthly installments, for services rendered during the Extended Term; and (iv) an Extended Term Incentive of $150,000 payable on July 17, 2023. The Company may elect to forego payment of the Initial Term Incentive and/or the Extended Term Incentive, subject to advance notice to Ms. Khaleel as provided in the agreement.
•
The Consulting Agreement includes customary covenants pursuant to which Ms. Khaleel agrees to protect the confidentiality of the Company’s proprietary information to which she will have continued access while performing services under the agreement.
•
The Consulting Agreement is subject to early termination by the Company in the event of Ms. Khaleel’s death or disability, in which event (except as the Company may otherwise determine with respect to the Initial Term Incentive or the Extended Term Incentive as described above), all remaining compensation payable under the agreement would be paid to Ms. Khaleel or her estate, as applicable.
•
The Company may terminate the Consulting Agreement at any time for Cause, in which case all remaining unpaid amounts provided for in the agreement would be forfeited. “Cause” for this purpose means: (i) fraud, theft, embezzlement or willful malfeasance by Ms. Khaleel with respect to the Company, its assets or personnel; (ii) Ms. Khaleel’s willful and continued refusal to substantially perform her duties under the agreement, after written notice by the Company and her failure or refusal to take reasonable steps to cure any such failure within 10 days of receipt of such notice; or (iii) any breach by Ms. Khaleel of the covenants designed to protect the Company’s confidential information.
•
Ms. Khaleel will continue to be entitled to indemnification by the Company in her performance of services under the Consulting Agreement pursuant to the terms of her existing executive Indemnification Agreement.

Separation and General Release Agreement

The Company also entered into a Separation and General Release Agreement with Ms. Khaleel, which includes customary releases by the Company for the benefit of Ms. Khaleel and by Ms. Khaleel for the benefit of the Company, and also reiterates that Ms. Khaleel will remain entitled to receive the following:

•
a severance benefit (totaling $1,671,584) in connection with her termination without cause and continuation of health insurance benefits for 18 months following termination, both of which are pursuant to the terms of her existing Amended and Restated Executive Employment Agreement as described in the proxy statement for the Company’s 2022 Annual Meeting under the heading “Executive Compensation – Additional Information Concerning Executive Compensation”;
•
any additional compensation determined by the Compensation Committee to have been earned pursuant to the Company’s 2022 Annual Incentive Compensation Plan (AIP) as described in the Company’s Current Report on Form 8-K filed March 29, 2022, and in the Company’s proxy statement for its 2022 Annual Meeting;
•
any Common Stock determined by the Compensation Committee to have been earned for the Year 1 Performance Period ended December 31, 2022 pursuant to the terms of the Performance Stock Units (PSUs) granted in February 2022 as described in the Company’s Current Report on Form 8-K filed February 23, 2022 and in the Compensation Discussion and Analysis section of the Company’s proxy statement for its 2022 Annual Meeting; and
•
in connection with her termination without cause and pursuant to the terms of Ms. Khaleel’s existing Restricted Stock Award dated December 15, 2021, 50% (22,500 shares) of the shares of restricted stock that remained unvested pursuant to such award on December 31, 2022 were vested as of such date, with the remaining 50% (22,500 shares) being forfeited.

The foregoing summary of the terms of Ms. Khaleel’s Consulting Agreement and Separation and General Release Agreement is qualified by reference to the full terms of such documents, which are filed as Exhibits 10.3 and 10.4 to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Employment Agreement for Benjamin W. Jaenicke, dated September 1, 2022 (incorporated by reference to the Company’s Current Report on Form 8-K, filed September 1, 2022).
10.2	Relocation Allowance Commitment with Benjamin W. Jaenicke, dated September 1, 2022 (incorporated by reference to the Company’s Current Report on Form 8-K filed September 1, 2022).
10.3	Consulting Agreement with Farzana Khaleel, effective as of December 31, 2022.
10.4	Separation and General Release Agreement with Farzana Khaleel, effective as of December 31, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & Associates Properties, Inc.

Date:	January 3, 2023	By:	/s/ Jeffery V. Curry
Jeffery V. Curry Chief Legal Officer and Secretary